UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2007

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27512	47-0783182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9555 Maroon Circle, Englewood, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 200-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2007, the stockholders of CSG Systems International, Inc. (the “Company”) approved the Company’s Performance Bonus Program (the “Bonus Program”).

The Bonus Program, which is administered by the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”), provides for the payment of annual cash bonus awards for: (i) the persons designated as executive officers of the Company; and (ii) any other employee of the Company who is or may be a “covered employee” of the Company as defined in Section 162(m)(3) of the Internal Revenue Code of 1986, as amended. The Bonus Program requires that, no later than ninety days after the beginning of each calendar year, the Compensation Committee establish in writing an annual performance bonus plan (the “Annual Bonus Plan”) that includes: (i) one or more performance goals that must be attained in order for a participant to receive a bonus award for such year; and (ii) the method, in terms of an objective formula or standard, for computing the amount of the bonus award if applicable performance goals are attained. The Bonus Program specifies the objective business criteria that the Annual Bonus Plan’s performance goals are required to be based upon. Prior to the payment of bonus awards, the Compensation Committee must certify in writing that the applicable performance goals have been attained.

Under the 2007 Annual Bonus Plan, established in writing by the Compensation Committee and approved by the Company’s Board of Directors on March 27, 2007, participants are eligible to receive a bonus equal to 70%—200% of a target percentage of the participants’ annual base salaries in effect on the last business day of the year, based on the achievement of their individual performance objectives and the achievement of pre-established Company performance goals. The 2007 Annual Bonus Plan’s performance goals are based on the Company’s targeted 2007 revenue and 2007 operating income. If the lower end of the range of either of the 2007 Annual Bonus Plan performance goals is not achieved, then no bonus awards will be paid under the 2007 Annual Bonus Plan regardless of the achievement of individual performance objectives.

The target percentages for the executive officers for purposes of the 2007 Annual Bonus Plan are the following percentages of their respective annual base salaries as of the last business day of 2007:

Edward C. Nafus, Chief Executive Officer and President	100%
Peter E. Kalan, Executive Vice President of Business and Corporate Development	75%
Robert M. Scott, Executive Vice President and Chief Operating Officer	75%
Randy R. Wiese, Executive Vice President and Chief Financial Officer	65%
Joseph T. Ruble, Executive Vice President, General Counsel & Corporate Secretary	50%

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.05(1)     CSG Systems International, Inc. Performance Bonus Program

(1)	Incorporated by reference to the exhibit of the same number to the Registrant’s Quarterly Report on Form 10-Q for the period ended March 31, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2007

CSG SYSTEMS INTERNATIONAL, INC.

	By:	/s/ Randy R. Wiese
Randy R. Wiese,
Chief Financial Officer and Principal Accounting Officer

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CSG Systems International, Inc.

Form 8-K

Exhibit Index

10.05(1)	CSG Systems International, Inc. Performance Bonus Program

(1)	Incorporated by reference to the exhibit of the same number to the Registrant’s Quarterly Report on Form 10-Q for the period ended March 31, 2007.

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